UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21128
Legg Mason Partners Variable Equity Trust
(Exact name of registrant as specified in charter)
125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 451-2010
Date of fiscal year end: December 31
Date of reporting period: December 31, 2007

ITEM 1. REPORT TO STOCKHOLDERS.
The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT DECEMBER 31, 2007	Legg Mason Partners Variable Capital Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED•NO BANK GUARANTEE•MAY LOSE VALUE

Legg Mason Partners
Variable Capital Portfolio

Annual Report • December 31, 2007

What’s
Inside

Portfolio Objective
The Portfolio seeks capital appreciation through investment in securities which the portfolio managers believe have above–average capital appreciation potential. The investment objective may be changed without shareholder approval.

Letter from the Chairman	I

Portfolio Overview	1

Portfolio at a Glance	5

Portfolio Expenses	6

Portfolio Performance	8

Historical Performance	9

Schedule of Investments	10

Statement of Assets and Liabilities	13

Statement of Operations	14

Statements of Changes in Net Assets	15

Financial Highlights	16

Notes to Financial Statements	17

Report of Independent Registered Public Accounting Firm	26

Board Approval of Management and Subadvisory Agreements	27

Additional Information	32

Important Tax Information	38

Letter from the Chairman
R. JAY GERKEN, CFA
Chairman, President and
Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand during the 12-month reporting period ended December 31, 2007, it weakened late in the period. In the first quarter of 2007, U.S. gross domestic product (“GDP”)i growth was a tepid 0.6%, according to the U.S. Commerce Department. This was the lowest growth rate since the fourth quarter of 2002. The economy then rebounded, as second quarter 2007 GDP growth was a solid 3.8%. GDP growth accelerated in the third quarter to 4.9%, its strongest showing in four years. A surge in inventory-building and robust exports supported the economy during the third quarter. However, continued weakness in the housing market and an ongoing credit crunch then took their toll on the economy during the last three months of 2007. During this period, the advance estimate for GDP growth was 0.6%.
Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take several actions during the reporting period. The Fed initially responded by lowering the discount rate — the rate the Fed uses for loans it makes directly to banks — from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, the Fed reduced the discount rate to 5.25% and the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered rates in October and December 2007, bringing the federal funds rate to 4.25% at the end of the year. Shortly after the reporting period ended, the Fed continued to ease monetary policy in an attempt to ward off a recession. In a surprise move, the Fed aggressively cut the federal funds rate on January 22, 2008 by 0.75% to 3.50%. The Fed again lowered the federal funds rate during its meeting on January 30, 2008, bringing it to 3.00%. In its statement accompanying its latest rate cut, the Fed stated:

Legg Mason Partners Variable Capital Portfolio  I

“Today’s policy action, combined with those taken earlier, should help to promote moderate growth over time and to mitigate the risks to economic activity. However, downside risks to growth remain. The Committee will continue to assess the effects of financial and other developments on economic prospects and will act in a timely manner as needed to address those risks.”
Despite periods of extreme volatility, the U.S. stock market produced overall positive results during the 12-month reporting period. After rising in four of the first five months of the period, the market reversed course beginning in June 2007. Earlier in the reporting period, U.S. stock prices rose on the back of solid corporate profits, an active merger and acquisition (M&A) environment and hopes that the Fed would lower the federal funds rate in 2007. U.S. equity prices then faltered in June and July 2007 due to troubles in the housing market and expectations that the Fed would not lower short-term interest rates in the foreseeable future. U.S. stock prices then rallied from August through October 2007, as the Fed lowered interest rates and it appeared the credit crunch was easing. However, stock prices then fell sharply in November and modestly in December due to mounting losses related to subprime mortgages and fears of slower economic growth in 2008. All told, the S&P 500 Indexiv returned 5.49% during the 12 months ended December 31, 2007.
Looking at the U.S. stock market more closely, large- and mid-cap stocks outperformed their small-cap counterparts, as the Russell 1000v, Russell Midcapvi and Russell 2000vii Indexes returned 5.77%, 5.60% and −1.57%, respectively, during the 12 months ended December 31, 2007. From an investment style perspective, growth stocks outperformed value stocks, with the Russell 3000 Growthviii and Russell 3000 Valueix Indexes returning 11.40% and −1.01%, respectively. This marked the first calendar year since 1999 that, overall, growth stocks outperformed value stocks.
Please read on for a more detailed look at prevailing economic and market conditions during the Portfolio’s fiscal year and to learn how those conditions have affected Portfolio performance.

II  Legg Mason Partners Variable Capital Portfolio

Special Shareholder Notices
On August 8, 2007, the Board of Trustees of Legg Mason Partners Variable Equity Trust approved changes to the Portfolio’s investment objective and investment strategies, which became effective on November 12, 2007. In conjunction with the new investment objective and strategies, the Portfolio’s name and portfolio managers also have changed.
Effective November 12, 2007, the Portfolio’s investment objective changed from long-term growth of capital to capital appreciation through investment in securities which the portfolio managers believe have above-average capital appreciation potential. The Portfolio’s investment objective may be changed without shareholder approval. The Portfolio invests primarily in equity securities of U.S. companies. These companies typically range in size from established large-capitalization companies to medium-size companies. However, the Portfolio may also invest in small-capitalization companies including those at the beginning of their life cycles. The Portfolio is a diversified fund, and has been since its inception.
Additionally, effective November 12, 2007, Brian Posner serves as portfolio manager and Brian Angerame as co-portfolio manager of the Portfolio. Mr. Posner is the Chief Executive Officer of ClearBridge Advisors, LLC (“ClearBridge”), the Portfolio’s subadviser, and an investment officer of Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Portfolio’s manager. He joined Legg Mason, Inc. and ClearBridge in 2005. Previously, he was a co-founder and Managing Partner of Hygrove Partners LLC, a New York-based asset management company, which was founded in 2000. Mr. Angerame is a Director and investment officer of ClearBridge. He joined LMPFA or its affiliates or predecessor firms in 2000.
Prior to November 12, 2007, the Portfolio was known as Legg Mason Partners Variable Multiple Discipline Portfolio — All Cap Growth and Value.

Legg Mason Partners Variable Capital Portfolio  III

Information About Your Portfolio
As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Portfolio’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Portfolio’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Portfolio is not in a position to predict the outcome of these requests and investigations.
Important information with regard to recent regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 30, 2008

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vi	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

IV  Legg Mason Partners Variable Capital Portfolio

Portfolio Overview

Q. What were the overall market conditions during the Portfolio’s reporting period?
A. For the financial markets, 2007 was a tumultuous year that, remarkably, managed to produce modest gains for much of the broad U.S. stock market, despite high levels of volatility and widely disparate performance among different market sectors. After a solid start to the year, U.S. stock indexes fell sharply in February following China’s worst one-day stock market performance in 10 years, which had widespread repercussions for global markets. However, by mid-March, the domestic equity market had resumed its ascent on the strength of positive economic and corporate earnings news and continued merger and acquisition (M&A) activity that helped lift the Dow Jones Industrial Average (“DJIA”)i to new record highs of 13,000 and 14,000 during the summer.
But while the stock market was performing well, headlines began to shift to concerns about rising subprime mortgage default rates, which rapidly grew into a full-fledged crisis for the collateralized debt market. As news of the crisis unfolded, a number of credit-rating downgrades and announcements of massive write-downs by prominent financial firms with subprime exposure contributed to growing investor fears and increasing levels of market volatility. The Federal Reserve Board (“Fed”)ii soon joined central banks around the world in an effort to normalize credit markets by injecting large amounts of liquidity into the markets and lowering key interest rates.
Despite high levels of volatility during the course of the year, the U.S. equity market managed to perform well in 2007. This was notable, especially in light of the bursting of the housing market bubble, record high oil prices, weakening consumer spending and intensifying concerns about inflation and recession. The DJIA registered a total return of 8.88% for the 12 months ended December 31, 2007, while the broader S&P 500 Indexiii gained only 5.49% and the small-cap market, as represented by the Russell 2000 Indexiv, returned -1.57% for the same period. The Financials and Consumer Discretionary sectors were the weakest performers within the S&P 500 Index in 2007, suffering double-digit losses, while the Energy, Materials, Utilities and Information Technology (“IT”) sectors all had strong double-digit gains over the same period.

Performance Review
For the 12 months ended December 31, 2007, Legg Mason Partners Variable Capital Portfolio1 returned 1.85%. The Portfolio’s unmanaged benchmark, the Russell 3000 Indexv, returned 5.14% over the same time frame. The Portfolio’s Lipper Variable Multi-Cap Core Funds Category Average2 increased 6.23% for the same period.
1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2 Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 214 funds in the Portfolio’s Lipper category.

Legg Mason Partners Variable Capital Portfolio 2007 Annual Report  1

Performance Snapshot as of December 31, 2007 (unaudited)

	6 Months	12 Months

Variable Capital Portfolio[1]	-4.11%	1.85%

Russell 3000 Index	-1.84%	5.14%

Lipper Variable Multi-Cap Core Funds Category Average[2]	-1.83%	6.23%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s most current prospectus dated April 30, 2007, the gross total operating expenses for the Portfolio were 1.05%.

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.00%. This expense limitation may be reduced or terminated at any time.

Q. What were the most significant factors affecting Portfolio performance?
What were the leading contributors to performance?
A. For much of the period, stock selection in the Telecommunication Services, Energy, Consumer Staples and Industrials sectors was the largest contributor to relative performance. From a sector allocation perspective, the Portfolio’s underweight in the Financials sector, relative to its benchmark, was beneficial to relative performance. On an individual stock basis, the largest absolute contributors to performance were Biogen Idec Inc., Amazon.com Inc., Anadarko Petroleum Corp., ImClone Systems Inc. and Weatherford International Ltd.
After the change in investment objective and strategies in November 2007, stock selection in the Financials and Health Care sectors was the greatest contributor to relative performance. The Portfolio’s overweight in the IT sector and its underweight in the Consumer Discretionary sector also contributed positively to relative performance. On an individual stock basis, the greatest absolute contributors to performance for the period included Diamond Offshore Drilling Inc. in the Energy sector, VeriSign Inc. and Oracle Corp., both in the IT sector, Lehman Brothers Holdings Inc. in the Financials sector and UnitedHealth Group Inc. in the Health Care sector.

What were the leading detractors from performance?
A. For much of the period, stock selection in the Financials, IT, Materials and Health Care sectors was the largest detractor from relative performance. The Portfolio’s
1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2 Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 230 funds for the six-month period and among the 214 funds for the 12-month period in the Portfolio’s Lipper category.

2  Legg Mason Partners Variable Capital Portfolio 2007 Annual Report

underperformance, relative to its benchmark, was largely due to sector positioning, including its overweight in the Health Care and Consumer Discretionary sectors. On an individual stock basis, the largest detractors from absolute performance were Merrill Lynch & Co. Inc., PMI Group Inc., Home Depot Inc., MGIC Investment Corp. and Time Warner Inc.
After the change in investment objective and strategies in November 2007, stock selection in the IT and Industrials sectors was the greatest detractor from relative performance. The Portfolio’s overweight in the Financials sector and its underweight in the Materials sector also negatively impacted relative performance. On an individual stock basis, the greatest absolute detractors from performance for the period included LSI Corp., Cisco Systems Inc. and Palm Inc., all in the IT sector, American Express Co. in the Financials sector and Warner Music Group Corp. in the Consumer Discretionary sector.

Q. Were there any significant changes to the Portfolio during the reporting period?
A. On November 12, 2007 the Portfolio’s name, investment objective, investment strategies and portfolio managers changed. At this time, the portfolio began to be realigned to implement the new investment objective and strategies.

Thank you for your investment in Legg Mason Partners Variable Capital Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Brian S. Posner Portfolio Manager ClearBridge Advisors, LLC	Brian M. Angerame Co-Portfolio Manager ClearBridge Advisors, LLC

January 15, 2008

Legg Mason Partners Variable Capital Portfolio 2007 Annual Report  3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2007 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Portfolio’s top ten holdings (as a percentage of net assets) as of this date were: General Electric Co. (5.1%), Cisco Systems Inc. (4.9%), American Express Co. (4.8%), Accenture Ltd. (4.0%), Newfield Exploration Co. (4.0%), JPMorgan Chase & Co. (3.8%), WPP Group PLC (3.4%), UnitedHealth Group Inc. (3.1%), ION Geophysical Corp. (3.0%) and Lehman Brothers Holdings Inc. (2.9%). Please refer to pages 10 through 12 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2007 were: Information Technology (35.7%), Financials (23.8%), Industrials (14.7%), Energy (13.4%) and Consumer Discretionary (5.7%). The Portfolio’s composition is subject to change at any time.

RISKS: Diversification does not assure against loss. Stocks are subject to market fluctuations. The Portfolio may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on performance. Please see the Portfolio’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of 30 stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

ii	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

iv	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

[v]	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

4  Legg Mason Partners Variable Capital Portfolio 2007 Annual Report

Portfolio at a Glance (unaudited)

Investment Breakdown

Legg Mason Partners Variable Capital Portfolio 2007 Annual Report  5

Portfolio Expenses (unaudited)

Example
As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
This example is based on an investment of $1,000 invested on July 1, 2007 and held for the six months ended December 31, 2007.

Actual Expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Beginning	Ending	Annualized	Expenses
Actual Total	Account	Account	Expense	Paid During
Return(2)	Value	Value	Ratio	the Period(3)

(4.11)%	$1,000.00	$958.90	0.97%	$4.79

(1)	For the six months ended December 31, 2007.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6  Legg Mason Partners Variable Capital Portfolio 2007 Annual Report

Portfolio Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Hypothetical	Beginning	Ending	Annualized	Expenses
Annualized	Account	Account	Expense	Paid During
Total Return	Value	Value	Ratio	the Period(2)

5.00%	$1,000.00	$1,020.32	0.97%	$4.94

(1)	For the six months ended December 31, 2007.

(2)	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

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Portfolio Performance

Average Annual Total Returns(1) (unaudited)

Twelve Months Ended 12/31/07	1.85%

Five Years Ended 12/31/07	11.29

Inception* through 12/31/07	12.06

Cumulative Total Return(1) (unaudited)

Inception* through 12/31/07	81.82%

(1)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

*	Inception date is October 1, 2002.

8  Legg Mason Partners Variable Capital Portfolio 2007 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Shares of the Legg Mason Partners Variable Capital Portfolio vs. Russell 3000 Index† (October 2002 - December 2007)

†	Hypothetical illustration of $10,000 invested in shares of the Portfolio on October 1, 2002 (inception date), assuming reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2007. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expenses reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

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Schedule of Investments (December 31, 2007)

LEGG MASON PARTNERS VARIABLE CAPITAL PORTFOLIO

Shares	Security	Value

COMMON STOCKS — 96.4%
CONSUMER DISCRETIONARY — 5.7%
Media — 5.7%
275,000	Lions Gate Entertainment Corp.*	2,590,500
450,000	Warner Music Group Corp.	2,727,000
625,000	WPP Group PLC(a)	8,001,692

	TOTAL CONSUMER DISCRETIONARY	13,319,192

ENERGY — 13.4%
Energy Equipment & Services — 9.2%
205,000	BJ Services Co.	4,973,300
20,300	Diamond Offshore Drilling Inc.	2,882,600
445,000	ION Geophysical Corp.*	7,022,100
245,000	Nabors Industries Ltd.*	6,710,550

	Total Energy Equipment & Services	21,588,550

Oil, Gas & Consumable Fuels — 4.2%
177,000	Newfield Exploration Co.*	9,327,900
13,880	SandRidge Energy Inc.*	497,737

	Total Oil, Gas & Consumable Fuels	9,825,637

	TOTAL ENERGY	31,414,187

FINANCIALS — 23.8%
Capital Markets — 6.4%
140,000	Invesco Ltd.	4,393,200
105,000	Lehman Brothers Holdings Inc.	6,871,200
69,000	Merrill Lynch & Co. Inc.(b)	3,703,920

	Total Capital Markets	14,968,320

Consumer Finance — 4.8%
214,000	American Express Co.	11,132,280

Diversified Financial Services — 3.8%
204,000	JPMorgan Chase & Co.	8,904,600

Insurance — 4.8%
103,000	American International Group Inc.	6,004,900
75,000	Arch Capital Group Ltd.*	5,276,250

	Total Insurance	11,281,150

Thrifts & Mortgage Finance — 4.0%
280,000	Hudson City Bancorp Inc.	4,205,600
145,000	NewAlliance Bancshares Inc.	1,670,400
105,000	People’s United Financial Inc.	1,869,000
75,000	Washington Federal Inc.	1,583,250

	Total Thrifts & Mortgage Finance	9,328,250

	TOTAL FINANCIALS	55,614,600

See Notes to Financial Statements.

10  Legg Mason Partners Variable Capital Portfolio 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

HEALTH CARE — 3.1%
Health Care Providers & Services — 3.1%
125,000	UnitedHealth Group Inc.	$7,275,000

INDUSTRIALS — 14.7%
Aerospace & Defense — 2.1%
47,000	L-3 Communications Holdings Inc.	$4,979,180

Commercial Services & Supplies — 1.8%
126,000	Monster Worldwide Inc.*	4,082,400

Construction & Engineering — 2.6%
100,000	Shaw Group Inc.*	6,044,000

Electrical Equipment — 1.1%
51,000	Thomas & Betts Corp.*	2,501,040

Industrial Conglomerates — 7.1%
321,500	General Electric Co.	11,918,005
120,000	Tyco International Ltd.	4,758,000

	Total Industrial Conglomerates	16,676,005

	TOTAL INDUSTRIALS	34,282,625

INFORMATION TECHNOLOGY — 35.7%
Communications Equipment — 11.1%
420,000	Cisco Systems Inc.*	11,369,400
300,000	Comverse Technology Inc.*	5,175,000
135,000	Dycom Industries Inc.*	3,597,750
355,000	Motorola Inc.	5,694,200

	Total Communications Equipment	25,836,350

Computers & Peripherals — 8.1%
280,000	EMC Corp.*	5,188,400
60,000	International Business Machines Corp.	6,486,000
207,000	Network Appliance Inc.*	5,166,720
315,000	Palm Inc.	1,997,100

	Total Computers & Peripherals	18,838,220

Electronic Equipment & Instruments — 1.0%
295,000	Photon Dynamics Inc.*	2,448,500

Internet Software & Services — 1.3%
78,000	VeriSign Inc.*	2,933,580

IT Services — 4.0%
260,000	Accenture Ltd., Class A Shares	9,367,800

Semiconductors & Semiconductor Equipment — 5.0%
1,067,000	LSI Corp.*	5,665,770
180,000	Texas Instruments Inc.	6,012,000

	Total Semiconductors & Semiconductor Equipment	11,677,770

See Notes to Financial Statements.

Legg Mason Partners Variable Capital Portfolio 2007 Annual Report  11

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

Software — 5.2%
100,000	Blackboard Inc.*	$4,025,000
115,000	Check Point Software Technologies Ltd.*	2,525,400
250,000	Oracle Corp.*	5,645,000

	Total Software	12,195,400

	TOTAL INFORMATION TECHNOLOGY	83,297,620

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $220,095,917)	225,203,224

Face
Amount

SHORT-TERM INVESTMENT — 3.3%
Repurchase Agreement — 3.3%
$7,628,000	State Street Bank & Trust Co. dated 12/31/07, 0.770% due 1/2/08; Proceeds due at maturity — $7,628,326; (Fully collateralized by U.S. Treasury Bonds, 6.000% due 2/15/26; Market value — $7,783,275) (Cost - $7,628,000)	7,628,000

	TOTAL INVESTMENTS — 99.7% (Cost — $227,723,917#)	232,831,224
	Other Assets in Excess of Liabilities — 0.3%	671,618

	TOTAL NET ASSETS — 100.0%	$233,502,842

*	Non-income producing security.

(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(b)	All or a portion of this security is segregated for written options.

#	Aggregate cost for federal income tax purposes is $227,812,992.

Schedule of Options Written

		Expiration
Contracts	Security	Date	Strike Price	Value

230	Merrill Lynch & Co., Inc., Call (Premium received — $43,009)	1/19/08	$60	$10,350

See Notes to Financial Statements.

12  Legg Mason Partners Variable Capital Portfolio 2007 Annual Report

Statement of Assets and Liabilities (December 31, 2007)

ASSETS:
Investments, at value (Cost — $227,723,917)	$232,831,224
Cash	218
Receivable for securities sold	747,803
Dividends and interest receivable	187,368
Prepaid expenses	3,999

Total Assets	233,770,612

LIABILITIES:
Investment management fee payable	128,428
Payable for Fund shares repurchased	51,140
Distribution fees payable	30,140
Options written, at value (premium received $43,009)	10,350
Trustees’ fees payable	1,279
Accrued expenses	46,433

Total Liabilities	267,770

Total Net Assets	$233,502,842

NET ASSETS:
Par value (Note 4)	$148
Paid-in capital in excess of par value	188,986,570
Undistributed net investment income	67,126
Accumulated net realized gain on investments and options written	39,309,032
Net unrealized appreciation on investments and options written	5,139,966

Total Net Assets	$233,502,842

Shares Outstanding	14,814,829

Net Asset Value	$15.76

See Notes to Financial Statements.

Legg Mason Partners Variable Capital Portfolio 2007 Annual Report  13

Statement of Operations (For the year ended December 31, 2007)

INVESTMENT INCOME:
Dividends	$3,323,946
Interest	280,549
Less: Foreign taxes withheld	(21,849)

Total Investment Income	3,582,646

EXPENSES:
Investment management fee (Note 2)	1,953,472
Distribution fees (Note 2)	651,130
Shareholder reports	66,149
Legal fees	60,643
Audit and tax	29,669
Trustees’ fees	10,615
Insurance	5,646
Custody fees	2,629
Transfer agent fees	102
Miscellaneous expenses	5,086

Total Expenses	2,785,141
Less: Fee waivers and/or expense reimbursements (Note 2)	(312,192)

Net Expenses	2,472,949

Net Investment Income	1,109,697

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS WRITTEN (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	50,087,649
Options written	29,690

Net Realized Gain	50,117,339

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(45,478,345)
Options written	32,659

Change in Net Unrealized Appreciation/Depreciation	(45,445,686)

Net Gain on Investments and Options Written	4,671,653

Increase in Net Assets From Operations	$5,781,350

See Notes to Financial Statements.

14  Legg Mason Partners Variable Capital Portfolio 2007 Annual Report

Statements of Changes in Net Assets (For the years ended December 31,)

	2007	2006

OPERATIONS:
Net investment income	$1,109,697	$1,576,307
Net realized gain	50,117,339	13,852,572
Change in net unrealized appreciation/depreciation	(45,445,686)	19,665,433

Increase in Net Assets From Operations	5,781,350	35,094,312

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(975,019)	(1,657,129)
Net realized gains	(13,110,062)	(12,569,504)

Decrease in Net Assets From Distributions to Shareholders	(14,085,081)	(14,226,633)

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	8,782,413	11,042,459
Reinvestment of distributions	14,085,081	14,226,633
Cost of shares repurchased	(52,997,540)	(58,580,574)

Decrease in Net Assets From Fund Share Transactions	(30,130,046)	(33,311,482)

Decrease in Net Assets	(38,433,777)	(12,443,803)
NET ASSETS:
Beginning of year	271,936,619	284,380,422

End of year*	$233,502,842	$271,936,619

* Includes undistributed (overdistributed) net investment income, respectively, of:	$67,126	$(66,737)

See Notes to Financial Statements.

Legg Mason Partners Variable Capital Portfolio 2007 Annual Report  15

Financial Highlights

For a share of beneficial interest outstanding throughout each year ended December 31:

	2007(1)	2006		2005	2004	2003(1)

Net Asset Value, Beginning of Year	$16.42	$15.24		$14.82	$13.99	$10.65

Income From Operations:
Net investment income	0.07	0.10		0.05	0.04	0.02
Net realized and unrealized gain	0.25	1.97		0.73	0.89	3.33

Total Income From Operations	0.32	2.07		0.78	0.93	3.35

Less Distributions From:
Net investment income	(0.07)	(0.10)		(0.05)	(0.05)	(0.01)
Net realized gains	(0.91)	(0.79)		(0.31)	(0.05)	(0.00	)(2)

Total Distributions	(0.98)	(0.89)		(0.36)	(0.10)	(0.01)

Net Asset Value, End of Year	$15.76	$16.42		$15.24	$14.82	$13.99

Total Return(3)	1.85%	13.62%		5.25%	6.64%	31.44%

Net Assets, End of Year (000s)	$233,503	$271,937		$284,380	$246,342	$103,769

Ratios to Average Net Assets:
Gross expenses	1.07%	1.10	%(4)	1.06%	1.07%	1.31%
Net expenses(5)(6)	0.95	0.98	(4)	0.96	0.95	1.00
Net investment income	0.43	0.57		0.38	0.43	0.17

Portfolio Turnover Rate	85%	14%		22%	9%	3%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Amount represents less than $0.01 per share.

(3)	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

(4)	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.05% and 0.95%, respectively (Note 9).

(5)	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of the Portfolio will not exceed 1.00%.

(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

16  Legg Mason Partners Variable Capital Portfolio 2007 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies
Legg Mason Partners Variable Capital Portfolio (formerly known as Legg Mason Partners Variable Multiple Discipline Portfolio — All Cap Growth and Value) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to April 30, 2007, the Fund was a separate diversified investment fund of Legg Mason Partners Variable Portfolios IV, a Massachusetts business trust registered under the 1940 Act.
Shares of the Fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.
The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.
(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.
(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
(c) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option

Legg Mason Partners Variable Capital Portfolio 2007 Annual Report  17

Notes to Financial Statements (continued)

expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is added to the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.
The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of the dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.
(e) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.
Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2007, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

18  Legg Mason Partners Variable Capital Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.
(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net
	Investment Income	Paid-in Capital

(a)	$(815)	$815

(a)	Reclassifications are primarily due to a book/tax differences in the treatment of various items.

2.	Investment Management Agreement and Other Transactions with Affiliates
Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).
Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.
LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to ClearBridge the day-to-day portfolio management of the Fund. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.
During the year ended December 31, 2007, the Fund had voluntary expense limitations in place of 1.00%.
During the year ended December 31, 2007, the Fund was reimbursed for expenses amounting to $51,740.
Effective January 1, 2008, the manager is permitted to recapture amounts has previously voluntarily waived and/or reimbursed, to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the expense cap shown in the fee table of the Fund’s prospectus. In no case will the manager recapture any amount that would result, on any particular Fund business day, in the Fund’s total annual operating expenses exceeding the expense cap.
Effective December 1, 2007, Legg Mason Investor Services, LLC (“LMIS”), a wholly owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor. Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGM”) and LMIS served as co-distributors of the Fund.
The Fund has adopted a Rule 12b-1 distribution plan and under that plan, the Fund pays a distribution fee of 0.25% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.
During the period ended December 31, 2007, CGM and LMIS waived a portion of their distribution fees equal to 0.10% of the average daily net assets of the Fund, resulting in a waiver of $260,452.

Legg Mason Partners Variable Capital Portfolio 2007 Annual Report  19

Notes to Financial Statements (continued)

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments
During the year ended December 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$213,947,975

Sales	258,889,081

At December 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$10,976,888
Gross unrealized depreciation	(5,958,656)

Net Unrealized Appreciation	$5,018,232

During the year ended December 31, 2007, written option transactions for the Fund were as follows:

	Number of	Premiums
	Contracts	Received

Options written, outstanding December 31, 2006	—	—
Options written	400	$76,077
Options closed	(170)	(33,068)
Options expired	—	—

Options Written, Outstanding December 31, 2007	230	$43,009

4.	Shares of Beneficial Interest
At December 31, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Prior to April 30, 2007, the Trust had an unlimited number of shares authorized with a par value of $0.001 per share.

Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

Shares sold	516,682	698,147
Shares issued on reinvestment	870,511	868,168
Shares repurchased	(3,133,686)	(3,665,357)

Net Decrease	(1,746,493)	(2,099,042)

20  Legg Mason Partners Variable Capital Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

5. Income Tax Information and Distributions to Shareholders
The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2007	2006

Distributions Paid From:
Ordinary Income	$1,361,150	$1,855,440
Net Long-term Capital Gains	12,723,931	12,371,193

Total Distributions Paid	$14,085,081	$14,226,633

As of December 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$1,299,895
Undistributed long-term capital gains — net	38,174,120

Total Undistributed Earnings	$39,474,015

Other book/tax temporary differences(a)	(8,782)
Unrealized appreciation/(depreciation)(b)	5,050,891

Total Accumulated Earnings/(Losses) — net	$44,516,124

(a)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of differences in the book/tax treatment of various items.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

6.	Regulatory Matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and CGM, a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).
The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified

Legg Mason Partners Variable Capital Portfolio 2007 Annual Report  21

Notes to Financial Statements (continued)

amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.
SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.
The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.
Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Affected Funds.
On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

7. Legal Matters
Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and

22  Legg Mason Partners Variable Capital Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.
On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.
On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.
On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.
Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Legg Mason Partners Variable Capital Portfolio 2007 Annual Report  23

Notes to Financial Statements (continued)

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 6. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.
On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.
On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint. The plaintiffs have filed a notice of appeal.

8. Other Matters
As previously disclosed, on September 16, 2005 the staff of the SEC informed SBFM and SBAM, that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser.

9. Special Shareholder Meeting and Reorganization
Shareholders of the Fund approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason paid for a portion of the costs related to these initiatives. The portions of the costs borne by the Fund were recognized in the period during which the expense was incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies.
The portions of these costs borne by the Fund are deemed extraordinary and, therefore, not subject to expense limitation agreements, if applicable.

24  Legg Mason Partners Variable Capital Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

10. Recent Accounting Pronouncement
On September 20, 2006, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157.

Legg Mason Partners Variable Capital Portfolio 2007 Annual Report  25

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Legg Mason Partners Variable Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Variable Capital Portfolio (formerly Legg Mason Partners Variable Multiple Discipline Portfolio — All Cap Growth and Value), a series of Legg Mason Partners Variable Equity Trust (formerly a series of Legg Mason Partners Variable Portfolios IV) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Variable Capital Portfolio as of December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 19, 2008

26  Legg Mason Partners Variable Capital Portfolio 2007 Annual Report

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting of the Fund’s Board of Trustees, the Board considered the re-approval for an annual period of the Fund’s management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreement, pursuant to which ClearBridge Advisors, LLC (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor (including any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.
In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, Extent and Quality of the Services
provided to the Fund under the Management Agreement and
Sub-Advisory Agreement
The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past two years. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its

Legg Mason Partners Variable Capital Portfolio  27

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting the Manager and the Legg Mason Partners fund complex. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.
The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.
The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.
The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund Performance
The Board received and reviewed performance information for the Fund and for all multi-cap core funds underlying variable insurance products (the “Performance Universe”) selected by Lipper, Inc.(“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board members noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one- and three-year periods ended June 30, 2007. The Fund performed below the median for each time period. The Board noted that the Fund’s performance improved from a fifth quintile ranking to slightly below the median in the Performance Universe. The Board also reviewed performance information provided by the Manager for periods ended September 2007, which showed the Fund’s performance continued to improve compared to the Lipper category average during the third quarter. The Board members then discussed with representatives of management, including the Chief Investment Officer for the Sub-Adviser, the portfolio management strategy of the

28  Legg Mason Partners Variable Capital Portfolio

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

Fund’s portfolio management team and noted that the Manager was committed to providing the resources necessary to assist the portfolio managers. Based on its review, the Board generally was satisfied with the Fund’s recent performance and management’s efforts to improve performance. The Board determined to continue to evaluate the Fund’s performance and established a committee of Independent Trustees to review performance with the Manager and report to the full Board during periods between Board meetings.

Management Fees and Expense Ratios
The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s voluntary fee waiver and/or expense reimbursement arrangement in effect for the Fund, which partially reduced the management fee paid to the Manager, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (“Actual Management Fee”). At the request of the Independent Trustees, the Manager agreed not to discontinue its fee waiver and/or expense reimbursement for the Fund without prior Board approval.
The Board also reviewed information regarding the fees the Manager and the Sub-Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.
The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.
Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of 11 multi-cap core funds underlying variable insurance products selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all multi-cap core funds underlying variable insurance products (“Expense Universe”). This information showed that the Fund’s Contractual Management Fee and Actual Management Fee were at the

Legg Mason Partners Variable Capital Portfolio  29

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

median of management fees paid by the other funds in the Expense Group, and the Fund’s actual total expense ratio was lower than the median of the total expense ratios of the funds in the Expense Group and Expense Universe.

Manager Profitability
The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale
The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.
The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board noted, however, that the Contractual Management Fee increases the potential for sharing economies of scale with shareholders as the Fund’s assets grow than if no breakpoints were in place. The Board also noted that as the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.
Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other Benefits to the Manager
The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

30  Legg Mason Partners Variable Capital Portfolio

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.
Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.
No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

Legg Mason Partners Variable Capital Portfolio  31

Additional Information (unaudited)

Information about Trustees and Officers
The business and affairs of the Legg Mason Partners Variable Capital Portfolio (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

				Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	Five Years	Trustee	Trustee

Non-Interested Trustees:
Paul R. Ades c/o R. Jay Gerken, CFA Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018 Birth Year: 1940	Trustee	Since 1983	Law Firm of Paul R. Ades, PLLC (since 2000)	47	None

Andrew L. Breech c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1952	Trustee	Since 1991	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)	47	None

Dwight B. Crane c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1937	Trustee	Since 1981	Independent Consultant (since 1969); Professor Harvard Business School (from 1969 to 2007)	49	None

Robert M. Frayn, Jr. c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1934	Trustee	Since 1981	Retired; Formerly, President and Director, Book Publishing Co. (from 1970 to 2002)	47	None

Frank G. Hubbard c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1937	Trustee	Since 1993	President of Avatar International, Inc. (Business Development) (since 1998)	47	None

32  Legg Mason Partners Variable Capital Portfolio

Additional Information (unaudited) (continued)

				Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	Five Years	Trustee	Trustee

Howard J. Johnson c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Trustee	From 1981 to 1998 and 2000 to Present	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)	47	None

David E. Maryatt c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1936	Trustee	Since 1983	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)	47	None

Jerome H. Miller c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Trustee	Since 1995	Retired	47	None

Ken Miller c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1942	Trustee	Since 1983	President of Young Stuff Apparel Group, Inc. (since 1963)	47	None

John J. Murphy c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1944	Trustee	Since 2002	President; Murphy Capital Management (investment advice) (since 1983)	47	Director, Nicholas Applegate funds; Trustee; Consulting Group Capital Markets Funds; Formerly, Director, Atlantic Stewardship Bank (from 2004 to 2005); Director, Barclays International Funds Group Ltd. and affiliated companies (From 1983 to 2003)

Legg Mason Partners Variable Capital Portfolio  33

Additional Information (unaudited) (continued)

				Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	Five Years	Trustee	Trustee

Thomas F. Schlafly c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1948	Trustee	Since 1983	Of Counsel, Husch Blackwell Sanders LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989)	47	Director, Citizens National Bank of Greater St. Louis, MO Maplewood (since 2006)

Jerry A. Viscione c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1944	Trustee	Since 1993	Retired; Formerly, Executive Vice President, Marquette University (from 1997 to 2002)	47	None

Interested Trustee:
R. Jay Gerken, CFA(3) Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; Chairman, President and Chief Executive Officer of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)	137	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)

34  Legg Mason Partners Variable Capital Portfolio

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	Five Years	Trustee	Trustee

Officers:
Kaprel Ozsolak Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)	N/A	N/A

Ted P. Becker Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Formerly Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005)	N/A	N/A

John Chiota Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1968	Chief Anti- Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Legg Mason Partners Variable Capital Portfolio  35

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	Five Years	Trustee	Trustee

Robert I. Frenkel Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

Thomas C. Mandia Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1962	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992)	N/A	N/A

36  Legg Mason Partners Variable Capital Portfolio

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	Five Years	Trustee	Trustee

Albert Laskaj Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1977	Controller	Since 2007	Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005); Prior to 2003, Senior Analyst of certain mutual funds associated with certain predecessor firms of Legg Mason	N/A	N/A

Steven Frank Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1967	Controller	Since 2005	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)	N/A	N/A

(1)	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

(2)	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable for a Fund in the Legg Mason Partners Fund complex.

(3)	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Variable Capital Portfolio  37

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2007:

Record Date:	06/21/2007	12/20/2007
Payable Date:	06/22/2007	12/21/2007

Dividends Qualifying for the Dividends Received Deduction for Corporations	100.00%	100.00%

Long-Term Capital Gain Dividend	$0.133590	$0.753037

Please retain this information for your records.

38  Legg Mason Partners Variable Capital Portfolio

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Legg Mason Partners
Variable Capital Portfolio

TRUSTEES
Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.
R. Jay Gerken, CFA
  Chairman
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione

INVESTMENT MANAGER
Legg Mason Partners Fund
  Advisor, LLC

SUBADVISER
ClearBridge Advisors, LLC

DISTRIBUTOR
Legg Mason Investor Services, LLC

CUSTODIAN
State Street Bank and Trust
  Company

TRANSFER AGENT
PFPC, Inc.
4400 Computer Drive
Westborough, Massachusetts 01581

INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, New York 10154

This report is submitted for the general information of the shareholders of the Legg Mason Partners Variable Capital Portfolio. It is not for distribution to prospective investors unless accompanied by a current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualInvestors

 2008 Legg Mason
Investor Services, LLC
Member FINRA, SIPC

FDXX010726 2/08 SRO8-518

Legg Mason Partners
Variable Capital Portfolio
The Fund is a separate investment series of the Legg Mason Partners Variable Equity Trust, a Maryland business trust.
LEGG MASON PARTNERS VARIABLE CAPITAL PORTFOLIO
Legg Mason Partners Funds
55 Water Street
32nd Floor
New York, New York 10041
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on the Form N-Q. The Fund’s Forms N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Forms N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualInvestors and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES
a)	Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2006 and December 31, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $174,500 in 2006 and $183,300 in 2007.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2006 and $36,000 in 2007. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Variable Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $18,500 in 2006 and $35,900 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d)	All Other Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Equity Trust were $0 in 2006 and $25,500 in 2007. These services consisted of procedures performed in connection with the mergers of the Legg Mason Partners Variable Equity Trust for the following date of August 27, 2007.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e)	Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1)	The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2)	For the Legg Mason Partners Variable Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f)	N/A

(g)	Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Equity Trust during the reporting period were $0 in 2007.

(h)	Yes. Legg Mason Partners Variable Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Equity Trust to Service Affiliates, which were required to be pre-approved, were pre-approved as required.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
a)	The entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:
Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione
b)	Not applicable
ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a)(2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Equity Trust

By:	/s/ R. Jay Gerken

(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Equity Trust
Date: March 3, 2008
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken

(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Equity Trust
Date: March 3, 2008

By:	/s/ Kaprel Ozsolak

(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Variable Equity Trust
Date: March 3, 2008